SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549
                       FORM 8K/A
                   AMENDMENT NO. 1 TO
                        FORM 8-K
                    CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d)
          OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      February 3, 1998
(Date of earliest event reported)  (November 7, 1997)

              CTC COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)

Massachusetts                     0-13627       04-2731202
(State or other jurisdiction (Commission (IRS Employer
 of incorporation)          File Number) Identification No.

360 Second Ave., Waltham, Massachusetts         02154
(Address of principal executive offices)          (Zip Code)

                        (781) 466-8080
(Registrant's telephone number including area code)

(Former name or former address if changed since last report)



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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CTC COMMUNICATIONS CORP.
                              (Registrant)

                            By: /s/ John D. Pittenger
                                    John D. Pittenger
                               Vice President-Finance

February 5, 1998